Exhibit 99.5

CHARTER OF THE AUDIT COMMITTEE

OF THE

BOARD OF DIRECTORS

OF

SERACARE LIFE SCIENCES, INC.

ADOPTED MAY 18, 2007

I.	PURPOSES OF THE COMMITTEE

The purposes of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of SeraCare Life Sciences, Inc. (the “Company”) is to assist the Board in overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company and to prepare the report required by the Committee pursuant to the applicable Securities and Exchange Commission (“SEC”) disclosure rules for inclusion in the Company’s annual proxy statement. Among the matters the Committee will assist the Board in overseeing are:

(a)	the integrity of the Company’s financial reporting process, systems of internal controls and financial statements;

(b)	the Company’s compliance with legal and regulatory requirements;

(c)	the Company’s independent auditors’ qualifications and independence; and

(d)	the performance of Company’s independent auditors and the Company’s internal audit function.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles (“GAAP”) and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

II.	COMPOSITION OF THE COMMITTEE

The Committee will be comprised of three or more directors, as determined from time to time by the Board. The members of the Committee will be appointed by and serve at the discretion of the Board, following the recommendations of the Company’s Nominating and Corporate Governance Committee. Committee members may be removed at any time by a majority vote of the Board. Vacancies will be filled by majority vote of the Board.

All members of the Committee shall be qualified to serve on the Committee pursuant to the requirements of the NASDAQ and the SEC, including those regarding compensation, affiliation, and independence, and any additional requirements that the Board deems appropriate.

Each Committee member must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. In addition, each member of the Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement, as required by the NASDAQ or such other national securities exchange or stock market on which the Company’s securities may be listed. The Board shall determine whether a Committee member meets this standard in its business judgment. Committee members, if they or the Board deem it appropriate, may enhance their understanding of their duties by participating in educational programs conducted by the Company or an outside consultant or firm. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

In addition, at least one member of the Committee must qualify as an “audit committee financial expert” (as defined by the SEC pursuant to the Sarbanes-Oxley Act of 2002 (the “SOX Act”)). The Company will disclose in its annual report, as required by Section 13(a) of the Securities Exchange Act of 1934 (the “1934 Act”), whether or not it has at least one member who is an “audit committee financial expert.”

The Board will appoint the chairperson of the Committee.

III.	AUTHORITY, DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

The Board delegates to the Committee the express responsibility and authority to do the following:

3.1.	Independent Auditors

(a)	Selection; Fees. Be solely and directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and, where appropriate, the termination and replacement of such firm. Such independent auditors shall report directly to and be ultimately accountable to the Committee. The Committee has the ultimate authority to approve all audit engagement fees and terms, with the costs of all engagements to be borne by the Company.

(b)	Audit Team. Review the experience and qualifications of the senior members of the independent auditors’ team.

(c)	Scope of Audit. Review, evaluate and approve the annual engagement proposal of the independent auditors (including the proposed scope and approach of the annual audit).

(d)	Review, Evaluation and Rotation. Review and evaluate the Company’s independent auditors, including the lead partner and reviewing partner of the independent auditors. Ensure that the lead audit partner having primary responsibility for the audit and the reviewing audit partner of the independent auditors are rotated as required by the SOX Act and the rules and regulations promulgated by the SEC thereunder.

(e)	Pre-Approval of Audit and Non-Audit Services. Pre-approve all auditing services and all non-audit services permitted to be performed by the independent auditors. Such pre-approval may be given as part of the Committee’s approval of the scope of the engagement of the independent auditors or on an engagement-by-engagement basis or pursuant to pre-established policies. In addition, the authority to pre-approve non-audit services may be delegated by the Committee to one or more of its members, but such member’s or members’ non-audit service approval decisions must be reported to the full Committee at the next regularly scheduled meeting. The Company shall disclose in its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q any approval of non-audit services during the period covered by the applicable report.

(f)	Statement from Independent Auditors. At least annually, obtain and review a report from the independent auditors describing:

(i)	the independent auditors’ internal quality-control procedures;

(ii)	any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

(iii)	all relationships between the independent auditors and the Company (to assess the independent auditors’ independence).

(g)	Hiring Policies. Set clear hiring and firing policies for employees and former employees of the independent auditors.

(h)	Review Problems. Review with the independent auditors any audit problems or difficulties the independent auditors may have encountered in the course of its audit work, and management’s responses, including: (i) any restrictions on the scope of activities or access to requested information and (ii) any significant disagreements with management.

(i)	Related Party Transactions. Conduct an appropriate review of all proposed related-party transactions (which term refers to transactions that would be required to be disclosed pursuant to SEC Regulation S-K, Item 404). Management shall not cause the Company to enter into any new related party transaction unless the Committee approves such transaction.

(j)	Material Communications. Discuss with the independent auditors any communications between the audit team and the independent auditors’ national office regarding auditing or accounting issues that the engagement presented.

(k)	Accounting Adjustments. Discuss with the independent auditors any accounting adjustments that were noted or proposed by the independent auditors but “passed” (as immaterial or otherwise).

(l)	Management or Internal Control Letters. Discuss with the independent auditors any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company.

3.2.	Financial Reporting

(a)	Annual Financials. Review and discuss with management and the independent auditors the Company’s annual audited financial statements (including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”) prior to the public release of such information. Obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the 1934 Act. Recommend to the Board whether the annual audited financial statements should be included in the Company’s Annual Report on Form 10-K.

(b)	Quarterly Financials. Review and discuss with management and the independent auditors the Company’s quarterly financial statements (including the Company disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”) prior to the public release of such information.

(c)	Accounting Principles. Review with management and the independent auditors major issues regarding accounting principles and financial statement presentations, including any material changes in the selection or application of the principles followed in prior years and any items required to be communicated by the independent auditors in accordance with AICPA Statement of Auditing Standards (“SAS”) 61.

(d)	Judgments. Review reports prepared by management or by the independent auditors relating to significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements.

(e)	Regulatory and Accounting Initiatives. Review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

(f)	Press Releases. Discuss earnings press releases with management (including the type and presentation of information to be included in earnings press releases), as well as financial information and earnings guidance provided to analysts and rating agencies.

3.3.	Financial Reporting Processes; CEO and CFO Certifications.

(a)	Internal and External Controls. In consultation with the independent auditors and the Company’s financial and accounting personnel, review the integrity, adequacy and effectiveness of the Company’s accounting and financial controls, both internal and external, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Review the yearly report prepared by management, and attested to by the Company’s independent auditors, assessing the effectiveness of the Company’s internal control over financial reporting and stating management’s responsibility for establishing and maintaining adequate internal control over financial reporting prior to its inclusion in the Company’s Annual Report on Form 10-K.

(b)	Consider Changes. Review major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies.

(c)	Reports from Independent Auditors. Obtain and review with management, the independent auditors and the director or other supervisor of the Company’s internal auditing department the timely reports from the independent auditors regarding:

(i)	all critical accounting policies and practices to be used by the Company;

(ii)	all alternative treatments within GAAP for policies and practices related to material items that have been discussed with management, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors;

(iii)	all other material written communications between the independent auditors and management, including any management letter or schedule of unadjusted differences; and

(iv)	any material financial or non-financial arrangements of the Company that do not appear on the financial statements of the Company.

(d)	CEO and CFO Certifications. Discuss with the Chief Executive Officer and the Chief Financial Officer the processes involved in and any material changes required as a result of the Form 10-K and 10-Q certification process concerning deficiencies in design or operation of internal controls or any fraud involving management or employees with a significant role in the Company’s internal controls.

(e)	Risk Assessment. Discuss guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company, including the internal auditing department, assess and manage the Company’s exposure to risk, as well as the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

3.4.	Legal and Regulatory Compliance

(a)	SEC Report. Prepare the annual report included in the Company’s proxy statement as required by the proxy rules under the 1934 Act.

(b)	Reports from Others. Obtain such reports from management, auditors, the general counsel, tax advisors or any regulatory agency as the Committee deems necessary regarding regulatory compliance, transactions with affiliates, and other legal matters that may have a material effect on the Company’s financial statements and the consideration of those matters in preparing the financial statements.

(c)	Code of Conduct; Waivers. Approve and monitor the Company’s compliance with a code of conduct or ethics required by applicable law or exchange listing standards and covering the conduct and ethical behavior of directors, officers and employees, including conflicts of interest, and approve in advance any amendments to it or waivers of it for directors, executive officers and senior financial officers.

(d)	Complaints. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

IV.	MEETINGS AND PROCEDURES OF THE COMMITTEE

The Committee will meet with such frequency, and at such times, as it determines necessary to carry out its duties and responsibilities, but shall meet at least once every fiscal quarter. The Committee may request that any director, officer or employee of the Company or the Company’s outside counsel or independent public accountants attend any meeting of the Committee (or portion thereof) and provide such information as the Committee requests.

The Committee has the power to form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole; and provided further, that no subcommittee will have any final decision-making authority on behalf of the Board or the Committee (except as permitted pursuant to Section 3.1(e) above).

Unless the Committee or the Board adopts other procedures, the provisions of the Company’s bylaws applicable to meetings of the Board will govern meetings of the Committee.

V.	EVALUATION OF THE COMMITTEE

The Committee shall, on an annual basis, evaluate its performance. In conducting this review, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope and shall recommend such changes as it deems necessary or appropriate. The Committee shall address all matters that the Committee considers relevant to its performance, including a review and assessment of the adequacy of this Charter, and shall be conducted in such manner as the Committee deems appropriate.

The Committee shall deliver to the Board a report, which may be oral, setting forth the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to the Company’s or the Board’s policies or procedures.

VI.	INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Company’s expense, such independent counsel or other consultants or advisers as it deems necessary.

VII.	RULES AND PROCEDURES

Except as expressly set forth in this Charter, the Company’s Bylaws, or any corporate governance guidelines adopted by the Company, or as otherwise provided by law or the rules of the NASDAQ, the Committee may establish its own rules and procedures.

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